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                                  EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT

We consent to the use in this Post Effective Amendment No. 1 to Registration Statement No. 333-47801 on Form SB-2 of Advantage Marketing Systems, Inc. of our report dated March 19, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP


Oklahoma City, Oklahoma,
August 18, 1999